Exhibit 4.1

NUMBER SHARES INCORPORATED UNDER THE CUSIP 000000 000 LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS THE DUCKHORN PORTFOLIO, INC. This certifies that is the record holder of BY: FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF THE DUCKHORN PORTFOLIO, INC. TRANSFER transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer COUNTERSIGNED AGENT Agent and registered by the Registrar. AND AND WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. AUTHORIZED REGISTRAR REGISTRERED Dated: SIGNATURE CHIEF EXECUTIVE OFFICER SECRETARY

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Coproation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the pirncipal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The followng abbreviations, when used in the inscription on the face of this ceritifcate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT— Custodian TEN ENT—as tenants by the entireties (Cust) (Minor) JT TEN—as joint tenants with right of under Uniform Gifts to Minors Act survivorship and not as tenants in common (State) COM PROP—as community property UNIF TRF MIN ACT— Custodian (until age) (Cust) under Uniform (Minor) Transfers to Minors Act …………… (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFIYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated X X Signature(s) Guaranteed: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROCKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.